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                                                                   Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 31, 2002, among Healthaxis Inc., a Pennsylvania corporation (the "COMPANY"), and the parties who have executed this Agreement and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a "HOLDER" and all such parties are sometimes collectively referred to herein as the "HOLDERS").

                  This Agreement is made pursuant to the Exchange Agreement, dated as of the date hereof among the Company and the Holders (the "EXCHANGE AGREEMENT").

                  The Company and the Holders hereby agree as follows:

         1.       Definitions

                  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Exchange Agreement, or the Certificate of Designation (as defined below), as the case may be. As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "AFFILIATED," CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "AMEX" has the meaning set forth in Section 2(d).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                  "CERTIFICATE OF DESIGNATION" means the Series A Certificate of Designation.

                  "CLOSING DATE" means the Closing Date, as defined in the Exchange Agreement.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Common Stock, par value $.10 per share.

                  "EFFECTIVENESS DATE" means the earlier of: (i) ten days after the Company has received notice (written or oral) from the Commission that the Commission's staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement or (ii) 150 days following the Closing Date.
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                  "EFFECTIVENESS PERIOD" has the meaning set forth in Section
2(a) hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EVENT" has the meaning set forth in Section 2(d) hereof.

                  "FILING DATE" means the date on which the Initial Registration Statement is filed with the Commission, which shall be as soon as practicable after the Closing Date, but in no event later than the 30th day following the Closing Date.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 5(c) hereof.

                  "INDEMNIFYING PARTY" has the meaning set forth in Section 5(c) hereof.

                  "INITIAL REGISTRATION STATEMENT" has the meaning set forth in
Section 2(a) hereof.

                  "LOSSES" has the meaning set forth in Section 5(a) hereof.

                  "MAJORITY HOLDERS" means the Holders of at least sixty (60%) percent of the then outstanding Registrable Securities.

                  "MAXIMUM AMOUNT" means that number of shares of Common Stock which is equal to 110% of the maximum number of Underlying Shares then issuable upon conversion of the Securities (taking into account any adjustments to be made pursuant to Section 7 of the Certificate of Designations attached as Exhibit A to the Exchange Agreement known to the Company at the time the Registration Statement is filed), assuming from time to time that the payment of all future dividends on such shares then outstanding during the succeeding twelve (12) months are made in shares of Common Stock (and, in calculating the number of shares issuable with respect to such dividends on any particular date of determination, assuming fifty percent (50%) of the Average Price of the last Trading Day of the Company's preceding fiscal quarter (as such terms are defined in the Certificate of Designation)).

                  "NASDAQ" has the meaning set forth in Section 2(d).

                  "NYSE" has the meaning set forth in Section 2(d).

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

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                  "PROCEEDING" means any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means: (i) the shares of Common Stock issued or issuable upon conversion of or with respect to the Securities, (ii) the shares of Common Stock issued or issuable upon payment of dividends or any other payments in respect of the Securities (to the extent includable within the definition of "Maximum Amount") and (iii) any shares of the Company's capital stock issued with respect to (i) or (ii) as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment or similar event or otherwise.

                  "REGISTRATION DELAY PAYMENT" has the meaning set forth in
Section 2(d) hereof.

                  "REGISTRATION STATEMENT" means the Initial Registration Statement and any additional registration statements contemplated by Sections 2(a), 2(b) and 6(d), including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre-effective and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

                  "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

                  "SECURITIES" means the Company's Series A Convertible Preferred Stock issuable pursuant to the Exchange Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SPECIAL COUNSEL" means one special counsel to the Holders.

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                  "TRADING DAY" means a day on which Nasdaq (or in the event the
Common Stock is not listed or quoted on Nasdaq, such other securities market on which the Common Stock is listed or quoted) is open for trading.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Securities.

                  "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement, whether on a firm commitment or best efforts basis.

         2.       Registration Requirements

                  (a) Filing and Effectiveness Obligations. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the "INITIAL REGISTRATION STATEMENT") which shall cover all Registrable Securities for an offering to be made on a continuous basis pursuant to a "shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register the Registrable Securities for resale on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of the Majority Holders). The Company shall: (i) not permit any securities other than the Registrable Securities to be included in the Initial Registration Statement,
(ii) use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the Filing Date, but in any event on or prior to the Effectiveness Date and (iii) keep such Initial Registration Statement continuously effective under the Securities Act (subject to the exclusion relating to updates, supplements and amendments in Section 2(d) and subject to Section 3(r)) for a period, with respect to each Holder's Registrable Securities, extending from the Effectiveness Date until the earlier of the date which is two (2) years after the Effectiveness Date or such earlier date when all Registrable Securities held by a given Holder have been sold or may be sold without volume restrictions pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Holders and the Company's transfer agent (the "EFFECTIVENESS PERIOD"). Once the Company is no longer required to keep the Initial Registration Statement effective with respect to the Registrable Securities of a given Holder, the Company shall have no further obligations hereunder with respect to the registration for resale of such shares of Registrable Securities and such shares shall no longer be deemed "Registrable Securities" hereunder.

         The number of shares of Common Stock included in the Initial Registration Statement shall be no less than the Maximum Amount, without regard to any limitation on the Holder's ability to convert the Securities.

                  (b) Underwritten Offering. In addition to the Initial Registration Statement, at any time when a Registration Statement covering the Registrable Securities is not effective (during any period in which a Registration Statement is otherwise required to be effective pursuant to the terms hereof), if the Majority Holders so elect on or after July 31, 2003, an

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offering of Registrable Securities pursuant to such Registration Statement may be effected on no more than one (1) occasion in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  (c) Underwriter. If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer such offering shall be selected by the Holders of a majority of the Registrable Securities included in such offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder: (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         (d)     Penalties.

         (i) If: (A) the Initial Registration Statement covering all of the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (1) filed with the Commission on or before the Filing Date or (2) declared effective by the Commission on or before the Effectiveness Date, (B) on any day after any Registration Statement has been declared effective by the Commission (1) sales of all the Registrable Securities required to be included on any Registration Statement cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), but excluding any periods up to thirty (30) calendar days during which Registrable Securities cannot be sold due to any update, supplement or amendment of such Registration Statement or the related Prospectus pursuant to Section 3(b) hereof, and excluding any black-out period declared by the Company pursuant to Section 3(r) hereof, or (2) the Common Stock is not listed or included for quotation on The Nasdaq Stock Market ("NASDAQ"), the American Stock Exchange ("AMEX"), The New York Stock Exchange ("NYSE") or the OTC Bulletin Board after being so listed or included for quotation (any such event specified in (A) or (B) above, an "EVENT"), then, as partial relief for the damages to any Holder by reason of any such Event (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash (a "REGISTRATION DELAY PAYMENT") equal to: (a) the aggregate Stated Value of the then outstanding Securities that are convertible into Registrable Securities, multiplied by (b) one hundredths (.010) and (c) the number of months (prorated for partial months) that such Event has occurred and is continuing. The Company shall pay any Registration Delay Payment in cash to each Holder of Securities convertible into Registrable Securities on the last Business Day of each month during which an Event has occurred and is continuing. In the event that the Company fails to make a Registration Delay Payment within ten (10) Business Days of the date such Registration Delay Payment is due, then such Registration Delay Payment shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full.

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         (ii) In addition to the foregoing, in the event that the Initial
Registration Statement is not initially declared effective under the Securities Act on or before the first anniversary of the Closing Date (a "SUPPLEMENTAL EVENT"), then the Company shall pay to each Holder, in addition to the Registration Delay Payment, an amount in cash (a "SUPPLEMENTAL DELAY PAYMENT") equal to: (a) the aggregate Stated Value of the then outstanding Securities that are convertible into Registrable Securities, multiplied by (b) one hundredths (.010) and (c) the number of months (prorated for partial months) that such Supplemental Event has occurred and is continuing. The Company shall pay any Supplemental Delay Payment in cash to each Holder of Securities convertible into Registrable Securities on the last Business Day of each month during which a Supplemental Event has occurred and is continuing. In the event that the Company fails to make a Supplemental Delay Payment within ten (10) Business Days of the date such Supplemental Delay Payment is due, then (1) such Supplemental Delay Payment shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full and (2) subject to the limitations on the adjustment of the Conversion Price (as defined in the Certificate of Designation) contained in the Certificate of Designation, the Conversion Price shall be adjusted downward at the rate of $0.01 for each day after the Supplemental Delay Payment is due until such Supplemental Delay Payment and all related interest is paid in full.

         (e) Form S-3 Eligibility. The Company represents and warrants that it meets the registrant eligibility and transaction requirements for the use of Form S-3 (for primary and secondary offerings) for the registration of the sale of Registrable Securities by the Holders and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Preparation of Registration Statement. Prepare and file with the Commission on or prior to the Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith, which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, unless in connection with an Underwritten Offering) or in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and by a majority-in-interest of Holders of Registrable Securities to be covered by such Registration Statement (except if otherwise directed by the Majority Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, if reasonably practicable: (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed (including documents incorporated by reference), which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters and
(ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act.

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The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Majority Holders, their Special Counsel or any managing underwriters shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holder's beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

                  (b) Amendments. (i) Prepare and file with the Commission any amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register all of the Registrable Securities for resale under the Securities Act, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable, but in no event later than ten
(10) Business Days, provide the Holders true and complete copies of all correspondence to and from the Commission relating to the Registration Statement and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all of the Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover the Maximum Amount, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover the Maximum Amount, in each case as soon as practicable, but in any event within twenty (20) Business Days after the necessity therefor arises (based on the then applicable Conversion Price of the Securities and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

                  (c) Notifications. Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing and, in the case of (i)(C) below, not later than the first Business Day after effectiveness) and, if requested by any such Person, confirm such notice in writing no later than one (1) Business Day following the day: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of

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the Commission's issuance of any stop order suspending the effectiveness of the
Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose, (iv) that any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects, (v) of the Company's receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vii) the beginning and end of a black-out period pursuant to Section 3(r).

                  (d) Suspensions. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) Supplements and Post-Effective Amendments. If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering:
(i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement, such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to counsel to the Holders), violate applicable law.

                  (f) Copies of Registration Statement. Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Copies of Prospectus. Promptly deliver to each Holder, their Special Counsel and any managing underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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                  (h) Blue Sky. Prior to any public offering of Registrable
Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Certificates. Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Exchange Agreement, of all restrictive legends and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two
(2) Business Days prior to any sale of Registrable Securities.

                  (j) Supplements and Amendments. Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Listing. Cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq or any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Exchange Agreement.

                  (l) Underwriting Agreement and Related Documents. Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into: (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested, (ii) in the case of an Underwritten Offering obtain and deliver copies thereof to

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the managing underwriters, if any, or in the case of non-Underwritten Offerings, if reasonably requested by the selling Holders, obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters, (iii) immediately prior to the effectiveness of a Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-Underwritten Offerings, at such time as the selling Holders may reasonably request (and at the expense of the selling Holders), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the Company's independent certified public accountants (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration
Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any, and the Holders of a majority of Registrable Securities participating in such Underwritten Offering) and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause
(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or any other agreement entered into by the Company.

                  (m) Due Diligence. Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept and during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company (in writing) to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless: (i) disclosure of such information is required by a court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order), (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                  (n) Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year): (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall conform to the requirements of Rule 158.

                  (o) Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless:
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder covenants and agrees that: (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Exchange Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) and for which the Holder has not yet settled.

                  (p) Responses to the Commission. The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but, for non-Underwritten Offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

                  (q) Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

                  (r) Black-out Periods. Subject to the last sentence of this
Section 3(r), the Company may by written notice require that the Holders immediately cease sales of Registrable Securities for a period not to exceed thirty (30) calendar days in any twelve-month period (provided, however, that the 30-day period shall be extended to a forty-five (45) day period in the event that the Company is required to submit financial statements pursuant to Item 7 of Form 8-K (or any successor form) in connection with an acquisition or disposition of significant assets), pursuant to a Registration Statement at any time that: (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a "MATERIAL

CONDITION"). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company shall use its commercially reasonable best efforts to ensure that the use of the Registration Statement (and the prospectus included therein) may be resumed as soon as it is practicable. The Company may not suspend sales of Registrable Securities under a Registration Statement pursuant to this Section 3(r) more than three times during any twelve-month period (exclusive of any suspension relating to a Sales Transaction, as described below).

Notwithstanding the foregoing, in the event the Company is engaged in substantive discussions with a third party relating to a transaction described in Section 4.b (xii) of the Certificate of Designation (a "Sale Transaction"), the Company shall provide notice to such effect to the Holders prior to executing any letter of intent, term sheet or similar written instrument setting forth the proposed terms of such Sales Transaction. In the event of the Company's provision of such notice, the Holders shall select a representative who shall represent the interests of the Holders in subsequent negotiations relating to the Sale Transaction (the "Representative"), which Representative shall be Mitchell D. Kaye unless the Majority Holders otherwise provide. Pending the closing of the Sale Transaction, the Company may by written notice require that Holders not engage in sales of Registrable Securities pursuant to a Registration Statement and, until such time as the Holders of more than forty percent (40%) of the Securities then outstanding provide written notice to the Company that they would not approve the Sale Transaction as then currently contemplated (which notice may be provided at any time prior to such time as the Holders of sixty percent (60%) or more of the then outstanding Securities vote to approve a Sales Transaction or otherwise grant irrevocable proxies to such effect) (the "Rejection Notice"), the black-out relating to sales of Registrable Securities shall continue. In the event the Company receives a Rejection Notice, it shall take all actions necessary to ensure that the Holders can sell the Registrable Securities pursuant to the Registration Statement as soon as possible, but in all cases within three (3) Business Days after delivery of the Rejection Notice (the "Transition Period"). The Holders agree that prior to the expiration of the Transition Period, a black-out relating to a Sale Transaction shall not be subject to any of the time period restrictions set forth in this
Section 3(r), and shall not otherwise give rise to any penalties described in
Section 2(d) of this Agreement.

         4.       Registration Expenses

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to a Registration Statement and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to such Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (a) all registration and filing fees (including, without limitation, reasonable fees and expenses (i) incurred with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (ii) incurred in connection with compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding anything contained in this Section 4 to the contrary, the Holders shall be responsible for all fees and expenses relating to an Underwritten Offering.

         5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as incurred, arising out of or relating to: (i) any untrue or allegedly untrue statement of a material fact contained in the Registration Statement, any Prospectus, any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied upon by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way), (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law or any rule or regulation thereunder relating to the offer or sale of Registrable Securities and (iii) any costs of enforcing the Company's indemnification obligations under this Section 5(a). The Company shall not, however, be liable for any Losses to any Holder (a) with respect to any untrue or allegedly untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not receive a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act, and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement, or (b) in the event that notwithstanding the fact that the Company advised the Holder in writing pursuant to Section 3(r) hereof that sales of Registrable Securities cannot be made under a Registration Statement because of non-public Company developments that the Company reasonably believes must be disclosed in the Registration Statement under applicable law (a "Non-Public Development"), the Holder nonetheless sells Registrable Securities and a judgment is entered by a court or administrative tribunal against the Holder for insider trading under the federal securities laws on the basis of the Holder's sale of such Registrable Securities while in the possession of the Non-Public Development.

         The Company shall promptly notify the Holders of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees of the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, any Prospectus or any form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that such Holder agrees its consent to any such settlement will not be unreasonably withheld if such Holder will not be liable for any payments or incur any out-of-pocket expenses with respect to such settlement. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including, but not limited to, reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis, regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, however, that the Indemnifying Party may require such

Indemnified Party to undertake to reimburse all such fees and expenses to the extent that there is a final judicial determination that such Indemnified Party is not entitled to indemnification hereunder.

                  (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) hereof is unavailable to an Indemnified Party because of the failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of any Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and such Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with
(i) any Proceeding to the extent that such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms and (ii) enforcing any rights under this Section 5. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder's Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this
Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach it shall waive the defense that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(c) of the Exchange Agreement, neither the Company nor any of its Subsidiaries is currently a party to any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Majority Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth in Section 2 hereof and are not otherwise in conflict or inconsistent with the provisions of this Agreement. This Agreement and the Exchange Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  (c) No Piggyback on Registrations. Except as disclosed on
Schedule 2.1(c) of the Exchange Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (d) Piggy-Back Registrations. Except as otherwise provided in this Section 6(d), if at any time when there is not an effective Registration Statement covering the Registrable Securities, and the Company decides to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalent forms relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such decision and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder, to the extent required to permit the disposition of the Registrable Securities to be so registered; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall decide for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such decision to such Holder and, thereupon: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 6(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company, after consultation with the Underwriter's representative, reasonably determines that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated by such registration statement, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). Notwithstanding the foregoing, the Company shall not file any registration statement under the Securities Act (other than on Form S-4 or Form S-8) relating to the offer and sale of any equity securities of the Company, or offer or sell any equity securities of the Company in a transaction exempt from registration pursuant to Regulation S under the Securities Act, until such time as the Initial Registration Statement or any Additional Registration Statement, as the case may be, has been effective for a period of sixty (60) Trading Days, which period shall be tolled if the effectiveness of the Initial Registration Statement or any Additional Registration Statement, as the case may be, is suspended for any reason whatsoever.

                  (e) Amendments and Waivers. The provisions of this Agreement,including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder and the Company. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received) or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are:

                  If to the Company:

                           Healthaxis, Inc.
                           The Towers at Williams Square
                           5215 N. O'Connor Blvd., Suite 800
                           Irving, Texas  75039
                           Telephone:     972-443-5000
                           Facsimile:     972-556-0572
                           Attention:     Chief Financial Officer

                  With a copy to (which copy shall not constitute notice):

                           Locke Liddell & Sapp LLP
                           2200 Ross Avenue, Suite 2200
                           Dallas, Texas 75201
                           Telephone:     214-740-8000
                           Facsimile:     214-740-8800
                           Attention:     John B. McKnight

                  If to the Transfer Agent:

                           Mellon Investor Services LLC
                           44 Wall Street, 6th Floor
                           New York, New York 10005
                           Telephone: (917) 320-6254
                           Facsimile: (917) 320-6318
                           Attention:   Client Service Manager

                  If to Brown Simpson Partners I, Ltd. to:

                           152 West 57th Street, 21st Floor
                           New York, New York 10029
                           Telephone: (212) 247-8200
                           Facsimile: (212) 247-1329
                           Attention: Mitchell D. Kaye

                  With a copy, in the case of notice to Brown Simpson Partners I, Ltd. (which copy shall not constitute notice), to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York 10022
                           Telephone: (212) 872-1000
                           Facsimile: (212) 872-1002
                           Attention: James E. Kaye

                  If to Brown Simpson - ORD Investments LLC to:

                           c/o OTA Limited Partnership
                           1 Manhattanville Road
                           Purchase, NY 10577
                           Telephone: (914) 460-4013
                           Facsimile: (914) 694-5831
                           Attention: Vinny Digeso

                  If to LBI Group Inc. to:

                           c/o Lehman Brothers, Inc.
                           3 World Financial Center
                           New York, New York 10285
                           Telephone: (212) 526-7255
                           Facsimile: (212) 526-2198
                           Attention: Steve Weinstein

                  If to UICI to:

                           UICI
                           4001 McEwen Drive, Suite 200
                           Dallas, Texas 75244
                           Telephone: (972) 392-6719
                           Facsimile: (972) 392-6717
                           Attention: Glenn W. Reed
                           Executive Vice President and General Counsel

                  If to The Pennsylvania State University to:

                           The Pennsylvania State University
                           103 Innovation Boulevard, Suite 212
                           University Park, PA  16802
                           Telephone: (814) 863-9150
                           Facsimile: (814) 863-9160
                           Attention: David E. Branigan

                  Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Exchange Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register Registrable Securities for resale in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement or (v) such transfer is made in accordance with the applicable requirements of the Exchange Agreement. The rights to assignment shall apply to the Holders' (and to subsequent) successors and assigns.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) Governing Law. The corporate laws of the Commonwealth of Pennsylvania shall govern all issues concerning the relative rights of the Company and the Holders as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any terms, provisions, covenants and restrictions that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (m) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate of the Company solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (n) Aggregation of Stock. All Registrable Shares held or acquired by an Affiliate will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  (o) Construction. In the event of any inconsistency or ambiguity between the terms of this Agreement and the terms of the Certificate of Designation, the terms of the Certificate of Designation shall control and govern any construction hereof or thereof.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                            HEALTHAXIS INC.

                                            By: /s/ JOHN M. CARRADINE
                                                ------------------------------
                                                Name:  John M. Carradine
                                                Title: Chief Financial Officer

PURCHASERS:                                 BROWN SIMPSON PARTNERS I, LTD.

                                            By: /s/ MITCHELL D. KAYE
                                                -------------------------------
                                            Name:  Mitchell D. Kaye
                                            Title: Attorney-in-fact

                                            BROWN SIMPSON - ORD INVESTMENTS LLC
                                            OTADE LLC Successor to above

                                            By: /s/ RICHARD M. CAYNE
                                                -------------------------------
                                            Name:  Richard M. Cayne
                                            Title: General Counsel

                                            LBI GROUP INC.

                                            By: /s/ KEVIN R. GENIRS
                                                -------------------------------
                                            Name:  Kevin R. Genirs
                                            Title: Vice President

                                            UICI

                                            By: /s/ GLENN W. REED
                                                -------------------------------
                                            Name:  Glenn W. Reed
                                            Title: Executive Vice President and
                                                   General Counsel

                                            THE PENNSYLVANIA STATE UNIVERSITY

                                            By: /s/ JOHN C. POMEROY, JR.
                                                -------------------------------
                                            Name:  John C. Pomeroy, Jr.
                                            Title: Chief Investment Officer

                                   SCHEDULE I

                     Brown Simpson Partners I, Ltd.:
                     152 West 57th Street, 21st Floor
                     New York, New York 10019
                     Attn:  Mitchell D. Kaye
                     Fax: (212) 247-1329
                     Residence: Grand Cayman, Cayman Islands

                     Brown Simpson - ORD Investments LLC
                     c/o OTA Limited Partnership
                     1 Manhattanville Road
                     Purchase, NY  10577
                     Attention: Vinny Digeso
                     Facsimile: (914) 694-5831
                     Residence: Purchase, NY

                     LBI Group Inc.
                     c/o Lehman Brothers, Inc.
                     3 World Financial Center
                     New York, New York  10285
                     Attention: Steve Weinstein
                     Facsimile: (212) 526-2198
                     Residence: New York, NY

                     UICI
                     Suite 200
                     4001 McEwen Drive
                     Dallas, Texas  75244
                     Attn: Glenn W. Reed
                     Fax: (972) 392-6717
                     Residence: Dallas, Texas

                     The Pennsylvania State University
                     103 Innovation Boulevard, Suite 212
                     University Park, PA  16802
                     Attention: David E. Branigan
                     Facsimile: (814) 863-9160
                     Residence: University Park, PA

                                   Schedule I

                                                                       EXHIBIT A

                              PLAN OF DISTRIBUTION

                  We are registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by our company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares of common stock, which will be borne by the selling stockholders. Sales of shares of common stock may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on Nasdaq, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the shares of common stock, through short sales of shares of common stock, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares of common stock by the selling stockholders.

                  The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares of common stock or of securities convertible into or exchangeable for the shares of common stock in the course of hedging positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of the shares of common stock offered by this prospectus, which the broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

                  The selling stockholders may make these transactions by selling shares of common stock directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares of common stock for whom these broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

                  The selling stockholders and any broker-dealers that act in connection with the sale of shares of common stock are "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by these broker-dealers or any profit on the resale of the shares of common stock sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

                  Because the selling stockholders are "underwriters" within the meaning of Section 2(11) of the Securities Act, the selling stockholders will be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market. In addition, our company has made copies of this prospectus available to the selling stockholders and has informed them of the need for delivery of copies of this prospectus to purchasers at or prior to the time of any sale of the shares offered hereby.

                  The selling stockholders also may resell all or a portion of the shares of common stock in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of Rule 144.

                  Upon our company being notified by a selling stockholder that a material arrangement has been entered into with a broker-dealer for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

                  - the name of each selling stockholder and of the participating broker-dealer(s);

                  -   the number of shares of common stock involved;

                  - the initial price at which shares of common stock were sold;

                  - the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

                  - that the broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

                  -   other facts material to the transactions.

         In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, a supplement to this prospectus will be filed.

                                                                       EXHIBIT B
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Mellon Investor Services LLC Overpeck Centre 85 Challenger Road Ridgefield Park, New Jersey 07660 Attn.: __________________________

                  Re:    Healthaxis Inc.

Ladies and Gentlemen:

We are counsel to Healthaxis Inc., a Pennsylvania corporation (the "COMPANY"), and have represented the Company in connection with that certain Exchange Agreement (the "EXCHANGE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders shares of its Series A Preferred Stock (the "SECURITIES") convertible into shares of the Company's common stock, par value $.10 per share (the "COMMON STOCK"). Pursuant to the Exchange Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Securities, under the Securities Act of 1933, as amended (the "SECURITIES ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 200___, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                       Very truly yours,

                                       Locke Liddell & Sapp LLP

                                       By: __________________________________

cc:  [LIST NAMES OF HOLDERS]

                                       B-1